THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

COMMON STOCK PURCHASE WARRANT
(CALLABLE)

For the Purchase of __________ Shares
of Common Stock, (no par value)
of

INFOBIONICS, INCORPORATED
A Minnesota Corporation

For value received, _____________________, or its permitted assigns (the “Holder”), is entitled to, on or before the date specified below on which this Common Stock Purchase Warrant (the “Warrant”) expires, but not thereafter, to subscribe for, purchase and receive the number of fully paid and nonassessable shares of the common stock, no par value (the “Warrant Shares”), of INFOBIONICS, INCORPORATED, a Minnesota corporation (the “Company”) set forth above, at the price of Two Dollars ( $2.00) per Warrant Share (the “Exercise Price”), upon presentation and surrender of this Warrant and upon payment by bank check of the Exercise Price for such Warrant Shares to the Company at the principal office of the Company.

1. Exercise of Warrant. This Warrant may be exercised in whole or in part, from time to time, commencing on the date hereof (the “Issue Date”) and expiring Forty Two (42) Months from the date hereof; provided, however, that in the event of (i) the closing of the issuance and sale of shares of Common Stock of the Company in the Company’s first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (an “IPO”), (b) the closing of the Company’s sale or transfer of all or substantially all of its assets, or (c) the closing of the acquisition by the Company by another entity by means of merger, consolidation or other transaction or series of transactions, resulting in the exchange of the outstanding shares of the Company’s capital stock such that the stockholders of the Company prior to such transaction would have owned, directly or indirectly, less than 50% of the voting power of the surviving entity, this Warrant shall, on the date of such event, no longer be exercisable and shall become null and void. In the event of a proposed transaction of the kind described above, the Company shall notify the Holder at least thirty (30) days prior to the consummation of such event or transaction, during which thirty (30) day period the Holder may exercise this Warrant in accordance with the provisions hereof. This Warrant may be exercised by presentation and surrender hereof to the Company, with the Exercise Form annexed hereto duly executed and accompanied by payment by bank check of the Exercise Price for the number of Warrant Shares specified in such form, together with all federal and state taxes applicable upon such exercise, if any. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and the Exercise Price at the office of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. If the subscription rights represented hereby shall not be exercised at or before 5:00 P.M., Eastern Standard Time, on the expiration date specified above, this Warrant shall become void and without further force or effect, and all rights represented hereby shall cease and expire.

2. Rights of the Holder. Prior to exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

3. Adjustment of Exercise Price and Number of Shares.

(A)  Mandatory Filing of Registration Statement. . In the event a resale registration statement (the “Resale Registration Statement”) registering the Warrant Shares is not filed with the Securities and Exchange Commission (the “Commission”) by December 31, 2007 (the “Filing Date”) then the exercise price of this Warrant shall be reduced by 25% and thereafter, 25% for each 30 day period or part thereof that the Registration Statement is not filed. For example, if the Resale Registration Statement is not filed by the Filing Date, the exercise price of this Warrant shall be reduced to $1.50. If the Resale Registration Statement is not filed within the first 30 day period, then the exercise price of this Warrant shall be reduced by an additional 25% to $1.125; and (ii) if after the Resale Registration Statement is filed, the Resale Registration Statement is not declared effective within six (6) months after such filing (the “Effective Date”), the exercise price of this Warrant, as may have been adjusted, shall be reduced by an additional 25% for each 30 day period or part thereof that the Resale Registration Statement is not declared effective by the SEC. The reduction in the exercise price of this Warrant shall be as partial relief for the damages to the Purchasers by reason of any such delay in their ability to sell the shares underlying this Warrant (which remedy shall not be exclusive of any other remedies available at law or in equity).

Anything to the contrary herein notwithstanding, Holder hereby acknowledges that it has granted to the Placement Agent the right to make good faith determinations that the Company has been working in a timely fashion to file the Resale Registration Statement with the Commission and to cause the Resale Registration Statement to become effective such that the Resale Registration Statement is filed by the Filing Date and the Resale Registration Statement is declared effective by the Effective Date.  Upon such good faith determination(s) by the Placement Agent that the Company has acted in a timely fashion, the Placement Agent shall waive the penalty provisions relating to the exercise price of the Warrants, and upon such waiver those penalty provisions shall not apply.  The Placement Agent shall make such determination(s) at each time that the penalty provisions otherwise would apply, as applicable. The Placement Agent shall advise the Company and Purchasers in writing of its good faith determination(s) no later than the date(s) on which the penalty provisions otherwise first would apply.
.
(B) Subdivisions, Combinations and Dividends. If after the Issue Date, the Company shall subdivide its shares of common stock (“Common Stock”), by split-up or otherwise, or combine its shares of Common Stock by reverse stock split or otherwise, or issue additional shares of common stock in payment of a stock dividend on its common stock, the number of Warrant Shares issuable upon exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a reverse stock split or combination, the Exercise Price shall be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a reverse stock split or combination, provided that the aggregate purchase price for the total number of Warrant Shares purchasable under the Warrant (as adjusted) shall remain the same.

(C) Adjustment for Reorganization, Consolidation, Merger. Subject to the provision of Section 1 above, in case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder, upon the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would be entitled had the Holders exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

4.    Call of Warrants.

      (A) Procedures. Commencing at the close of business on September 1, 2008 the Company may, subject to the conditions set forth herein, call for the exercise of this Warrant (the “Call Notice”) provided that the fair market value of the Common Stock for the twenty (20) consecutive trading days ending three (3) days prior to the date of the Call Notice is at least $2.00, subject to adjustment for stock dividends, stock splits and other anti-dilution provisions as provided for in Section 3 of this Warrant. For purposes of this Section 4, “fair market value” at any date shall be deemed to be, as applicable: (i) the last sale price regular way as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading; or (ii) if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices regular way for the Common Stock as reported by the Nasdaq National Market or Nasdaq SmallCap Market of the Nasdaq Stock Market, Inc. (“Nasdaq”); or (iii) if the Common Stock is not listed or admitted for trading on any national securities exchange, and is not reported by Nasdaq, the average of the closing bid and asked prices, as reported on the OTC Bulletin Board or if no such quotation is available, then the closing bid and asked prices in the over-the-counter market as furnished by the National Quotation Bureau, Inc; or (iv) if the Common Stock is not listed or admitted for trading on any national securities exchange, is not reported by Nasdaq, no quotation is available on the OTC Bulletin Board and no closing and asked prices are available from National Quotation Bureau, Inc., then the value determined by an independent, qualified appraiser selected by the Company in good faith. The Call Notice shall be deemed effective upon mailing and the time of mailing is the “Effective Date of the Notice.” The Call Notice shall state the exercise period and cancellation date not less than twenty (20) days from the Effective Date of the Notice (the “Cancellation Date”). In the event the number of shares of Common Stock issuable upon exercise of this Warrant being called are adjusted pursuant to Section 3 hereof, then upon each such adjustment the Exercise Price will be adjusted by multiplying the Exercise Price in effect immediately prior to such adjustment by a fraction, the numerator of which is the number of shares of Common Stock issuable upon exercise of this Warrant being exercised immediately prior to such adjustment and the denominator of which is the number of shares of Common Stock issuable upon exercise of this Warrant being exercised immediately after such adjustment. The Holder may exercise this Warrant between the Effective Date of the Notice and the Cancellation Date, such exercise being effective if done in accordance with Section 1 hereof, and if this Warrant, with the form of election to purchase duly executed, and the Exercise Price are actually received by the Company at its office located at 756 Goodrich Avenue, St. Paul, MN 55105, no later than 5:00 PM Eastern Standard time on the Cancellation Date. If, prior to the issuance of this Warrant, the Company shall have called all of its Common Stock Warrants (Callable) and, in connection therewith, the Cancellation Date shall have passed, then this Warrant shall, immediately upon issuance, be deemed no longer outstanding, and any rights with respect thereto shall cease and terminate.

(B)  Return of Warrant. If the Holder does not wish to exercise this Warrant, the Holder should mail this Warrant to the Company at its office located at 756 Goodrich Avenue, St. Paul, MN 55105 after receiving the Call Notice required by this Section. If the Call Notice shall have been so mailed, then, on and after such Cancellation Date, notwithstanding that this Warrant subject to Call shall not have been surrendered for redemption, the obligation evidenced by this Warrant not so surrendered or effectively exercised shall be deemed no longer outstanding, and all rights with respect hereto shall forthwith cease and terminate.

5. Officer’s Certificate. Whenever the number of Warrant Shares issuable upon exercise of this Warrant or the Exercise Price shall be adjusted as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary at its principal office, an officer’s certificate showing the adjusted number of Warrant Shares or Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

6. Restrictions on Transfer. Certificates for the Warrant Shares to be issued upon exercise of this Warrant shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

The Holder, by acceptance hereof, agrees that, absent an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the disposition of this Warrant or the Warrant Shares issued or issuable upon exercise hereof, such Holder will not sell or transfer this Warrant, in whole or in part, or such Warrant Shares without first providing the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Securities Act. The Holder, at the time all or a portion of this Warrant is exercised, agrees to make such written representations to the Company as counsel for the Company may reasonably request, in order that the Company may be reasonably satisfied that such exercise of the Warrant and consequent issuance of Warrant Shares will not violate the registration and prospectus delivery requirements of the Securities Act, or other applicable state securities laws.

7.  Fractional Shares. In no event shall any fractional share of common stock be issued upon any exercise of this Warrant. If upon exercise of this Warrant, the Holder would, except as provided in this Section 7, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of a full share of Common Stock, thereby issuing a full share with respect to such fractional share.

8. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

9. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

10. No Impairment. The Company will not, by amendment of its Articles of Incorporation or its Bylaws or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms and of this Warrant, but will, at all times, in good faith, assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder

11. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder.

12. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.  Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holders’ successors, legal representatives and permitted assigns.

14. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in New York, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or legal holiday.

15. Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer on __________________, 2007.

INFOBIONICS, INCORPORATED

By:
John I. Bjelland
President and CEO

Form to be used to exercise Warrant:

DATE: ___________________________

TO: INFOBIONICS, INCORPORATED

The undersigned hereby irrevocably elects to exercise the within Warrant and to purchase     ________ Warrant Shares of the Company called for thereby, and hereby makes payment by cashier’s check of $           __________ (at the rate of $2.00 per share) in payment of the Exercise Price pursuant thereto. Please issue the Warrant Shares as to which this Warrant is exercised to:

___________________________

___________________________

___________________________

and if said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, issue a new Warrant Certificate for the balance remaining of such Warrants to _____________________ at the address stated above.

By:___________________________

Print Name:___________________________